Exhibit 99.1
Energy Vault Appoints Australian Energy Sector Leader Stephanie Unwin to Its Board Of Directors

Ms. Unwin brings extensive industry experience and leadership from executive roles at leading energy and renewables companies, including Horizon Power and Zenith Energy

WESTLAKE VILLAGE, Calif. – December 14, 2023 – Energy Vault Holdings, Inc. (NYSE: NRGV) (“Energy Vault” or the “Company”), a leader in sustainable grid-scale energy storage solutions, announced today the appointment of Stephanie Unwin to the Company’s Board of Directors effective with Energy Vault’s next quarterly Board meeting in March 2024. She replaces Zia Huque, General Partner of Prime Movers Lab LLC which led Energy Vault’s Series C investment round. Mr. Huque’s departure will be concurrent with Ms. Unwin’s joining of the Board.

Ms. Unwin is the Chief Executive Officer of Horizon Power, a fully integrated Australian power utility. Since assuming this role in 2019, she has led the company through a rapidly changing energy landscape and has successfully positioned the company for long-term growth while accelerating decarbonization projects across Western Australia. Prior to her role at Horizon Power, Ms. Unwin served in multiple executive-level roles at Synergy, Western Australia’s largest energy generator and retailer to industrial and consumer customers, including General Manager of Retail, General Manager of Commercial and Chief Transformation Officer. Ms. Unwin also brings to Energy Vault’s Board of Directors significant experience serving other boards of publicly-listed companies, including Alacer Gold Corp, Zenith Energy, Integra Mining Limited and several non-listed joint ventures. She is currently a Board Member of Energy Networks Australia. Throughout her career, Ms. Unwin has been recognized as a dynamic leader within the energy and renewables sectors, including being named one of Western Australia’s most influential business leaders in Business News’ Power 500.

Ms. Unwin received undergraduate degrees in economics and law from Murdoch University. She is also a member of the Western Australia Bar Association.

“We are excited to welcome Stephanie, who brings to our Board a strong track record of dynamic, results-driven leadership in the energy and renewables sector,” said Robert Piconi, Chairman and Chief Executive Officer, Energy Vault. “As we continue to accelerate deployments of Energy Vault’s suite of short, long and ultra-long energy storage solutions across the globe, we are engaging in significant growth opportunities in Australia and the broader Asia-Pacific region. Stephanie’s energy sector experience regionally, combined with her operating experience and track record of leading large enterprises through growth and transformational phases, is recognized in the industry. On behalf of the Board of Directors of Energy Vault, we look forward to partnering with Stephanie and her future contributions to our Board as we continue to execute our global growth plans.”

“I am honored to have the opportunity to join Energy Vault’s Board of Directors,” said Stephanie Unwin. “After more than a decade of working in the energy space, I am passionate about the development of effective storage solutions to enable the energy transition and I am inspired by Energy Vault’s technology and innovative suite of storage solutions. I look forward to working alongside the rest of my new fellow board members to provide guidance and expertise to Energy Vault’s impressive executive leadership team.”

Regarding Zia Huque, Mr. Piconi commented: “Zia’s countless contributions to Energy Vault as an earlier stage investor and later as a strategic advisor through the later growth stages into our IPO have been invaluable over the last few years. He has played an important role as a true business partner during the global growth phases of the company, and I want to thank him and the team from Prime Movers Lab for their confidence and support toward our mission of decarbonization.”

About Energy Vault

Energy Vault® develops and deploys utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The company's comprehensive offerings include proprietary gravity-based storage, battery storage, and green hydrogen energy storage technologies. Each storage solution is supported by the Company’s hardware technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short and long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Utilizing eco-friendly materials with the ability to integrate waste materials for beneficial reuse, Energy Vault’s EVx™ gravity-based energy storage technology is facilitating the shift to a circular economy while accelerating the global clean energy transition for its customers. Please visit www.energyvault.com for more information.

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